2Q 2019 Financial Highlights July 19, 2019 (NYSE: STT)

Preface and Forward-looking Statements This presentation includes certain highlights of, and also material supplemental to, State Street Corporation’s news release announcing its second quarter 2019 financial results. That news release contains a more detailed discussion of many of the matters described in this presentation and is accompanied by detailed financial tables. This presentation is designed to be reviewed together with that news release, which is available on State Street’s website, at http://investors.statestreet.com, and is incorporated herein by reference. This presentation (and the conference call accompanying it) contains forward-looking statements as defined by United States securities laws. These statements are not guarantees of future performance, are inherently uncertain, are based on assumptions that are difficult to predict and have a number of risks and uncertainties. The forward-looking statements in this presentation speak only as of the time this presentation is first furnished to the SEC on a Current Report on Form 8-K, and State Street does not undertake efforts to revise forward-looking statements. See “Forward-looking statements” in the Appendix for more information, including a description of certain factors that could affect future results and outcomes. Certain financial information in this presentation is presented on both a GAAP basis and on a basis that excludes or adjusts one or more items from GAAP. The latter basis is a non-GAAP presentation. Refer to the Appendix for explanations of our non-GAAP financial measures and to the Addendum for reconciliations of our non-GAAP financial information. 2

2Q19 highlights

All comparisons are to corresponding prior year periods unless noted otherwise

Financial performance	• Total revenue of **$2.9B** down (6)%, primarily driven by ongoing challenging industry conditions, partially offset by CRD revenue • NII of **$613M** down (7)%, reflecting continued deposit rotation and lower long-end rates • Underlying expenses of **$2.1B** flat QoQ demonstrates success in cost management[A] • EPS of $1.42; **$1.45** excluding notable items[A] • ROE of **10.1%**
Business metrics	• AUC/A of **$32.8T,** with servicing wins of **$390B** and new business yet to be installed of **$575B** at quarter-end[1] • AUM of **$2.9T**, with net inflows of **$20B** • Global Markets named **#1 FX provider** to asset managers two years in a row[2] • Continued growth in CRD with **~$31M** in new bookings[B] – First front-to-back investment servicing announcement; several front-to-back prospects in exclusive negotiations
Efficiency and capital	• Implementing **additional expense initiatives** for 2019 to further reduce costs – Expense savings achieved ~$175M YTD and now expect to generate total in-year savings of **~$400M**, an increase of $50M – Exceeded previous FY2019 headcount reduction target of 1,500 in high cost locations; increasing reduction target to a total of **2,300** by year-end • **Strong capital ratios** while returning more capital to shareholders – Expect to repurchase **$2.0B** of common shares through end of 2Q20 and to increase quarterly dividend of 11% to $0.52 per share in 3Q19[4]

[A] EPS excluding notable items and underlying expenses are non-GAAP measures; refer to the Appendix for explanations and reconciliations of our non-GAAP measures.
[B] CRD annual contract value bookings of $31M includes $25M of bookings with affiliates, including SSGA. Refer to endnote 3 for additional information.
Refer to the Appendix included with this presentation for endnotes 1 to 20.

STATE STREET.

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Summary of 2Q19 results

($M, except EPS data, or where otherwise noted)	Quarters[5]			% Δ	
	2Q18	1Q19	2Q19	2Q18	1Q19
Revenue:					
Servicing fees	$1,381	$1,251	$1,252	(9)%	0%
Management fees	465	420	441	(5)	5
Foreign exchange trading services	315	280	273	(13)	(3)
Securities finance	154	118	126	(18)	7
Processing fees and other	80	191	168	nm	(12)
Total fee revenue	2,395	2,260	2,260	(6)	-
Net interest income	659	673	613	(7)	(9)
Total revenue	**$3,063**	**$2,932**	**$2,873**	**(6)%**	**(2)%**
Total expenses[A]	**$2,170**	**$2,293**	**$2,154**	**(1)%**	**(6)%**
Net income	**$733**	**$508**	**$587**	**(20)%**	**16%**
Diluted earnings per share	**$1.88**	**$1.18**	**$1.42**	**(24)%**	**20%**
Return on average common equity	**14.7%**	**8.7%**	**10.1%**	**(4.6)%pts**	**1.4%pts**
Pre-tax margin	**29.1%**	**21.7%**	**25.0%**	**(4.1)%pts**	**3.3%pts**
Memo, ex-notable and seasonal expense items (Including CRD, non-GAAP)[B]:					
Total expenses	$2,093	$2,133	$2,142	2%	0%
Memo, ex-notable items (non-GAAP)[B]:					
Net income available to common shareholders	$758	$473	$546	(28)%	15%
EPS	$2.04	$1.24	$1.45	(29)%	17%
Pre-tax margin	31.6%	22.4%	25.4%	(6.2)%pts	3.0%pts

Notable items

($M, except EPS data)	2Q18	1Q19	2Q19
Acquisition and restructuring costs[C]	-	$9	$12
Legal and related	-	14	-
Repositioning costs	77	-	-
Total notable items (pre-tax)	**$77**	**$23**	**$12**
EPS Impact	**(0.16)**	**$(0.06)**	**$(0.03)**

[A] 1Q19 included $137M of seasonal expenses. [B] This is a non-GAAP presentation. Refer to the Appendix for explanations and reconciliations of our non-GAAP measures.
[C] Acquisition and restructuring costs of $12M mainly related to CRD.
Refer to the Appendix included with this presentation for endnotes 1 to 20.

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AUC/A and AUM levels reflect higher spot market levels and new business wins AUC/A and AUMA Market indices6 AUC/A ($T, as of period-end) 2Q19 vs 0% (% change) • (3)% decrease from 2Q18 2Q18 1Q19 -3% primarily driven by: $33.9 – A previously announced client EOP 8% 4% $32.6 $32.8 S&P 500 transition, partially offset by Daily Avg 76 higher spot market levels EOP (2) 3 • Flat to 1Q19: MSCI EAFE Daily Avg (6) 3 – Higher spot equity market levels and new business wins were EOP (1) (0) offset by the near completion of a MSCI EM previously announced client Daily Avg (8) 1 2Q18 1Q19 2Q19 transition Barclays Agg EOP 63 AUM ($B, as of period-end) +4% • 7% increase from 2Q18 reflecting: +7% – Higher spot equity market levels Industry flows $2,918 – Growth from institutional wins and $2,723 $2,805 ETF inflows, partially offset by cash outflows Total flows ($B) 2Q18 1Q19 2Q19 • 4% increase from 1Q19 primarily 7 reflecting: North America $(24) $142 175 – Higher spot equity market levels 8 – Growth from institutional wins and Europe (43) (3) 13 cash inflows 2Q18 1Q19 2Q19 A Changes to AUC/A and AUM also reflect FX translation. Refer to the Appendix included with this presentation for endnotes 1 to 20. 5

Revenue: Servicing fee performance currently reflects signs of moderating fee pressure

Total revenue and Servicing fees
($M)



-6%,
-5% ex FX[A]
-2%
Total revenue
$3,063
$2,932
$2,873
Servicing fees
$1,381
$1,251
$1,252
YoY -9%
QoQ flat
Mgmt fees, Markets and Other[9]
NII
2Q18
1Q19
2Q19
Servicing fees
Other revenue

AUC/A sales performance indicators

	2Q18	1Q19	2Q19
AUC/A wins ($B)	$105	$120	**$390**
AUC/A to be installed ($B)	303	309	**575**

Servicing fees performance

2Q19 Servicing fees of $1,252M down (9)% YoY, but flat QoQ

- Down (9)% YoY, or (8)% ex FX, primarily driven by[A]:
  - Challenging industry conditions including fee pressure and lower client activity
  - Previously announced client transition
  - Partially offset by new business
- Flat QoQ due to:
  - Higher average equity market levels
  - Higher client flows and activity
  - Offset by challenging industry conditions
- First front-to-back announcement, along with several prospects in exclusive negotiations, and a growing pipeline of deal activity

- Total revenue and servicing fees were negatively impacted by FX translation when compared to 2Q18 by $30M and $16M, respectively

[A] Total revenue and Servicing fees ex FX are non-GAAP measures. Refer to the Appendix for explanations of our non-GAAP financial measures.
Refer to the Appendix included with this presentation for endnotes 1 to 20.

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Revenue: Management Fees, Markets and other revenue impacted by average market levels and seasonal activity

Management fees, Markets and other revenue[A]
($M)



Total revenue
Servicing fees
Mgmt. fees, Markets and Other[9]
NII
$3,063
$2,932
$2,873
$465
$315
$154
$1,014
$80
$420
$280
$118
$191
$1,009
$168
$441
$273
$126
$1,008
YoY -1%
QoQ flat
2Q18
1Q19
2Q19
Mgmt. fees
FX trading[10]
Sec. Finance
Proc. & Other
Other

2Q19 performance

Management fees, Markets and other revenue of $1,008M down (1)% YoY and flat QoQ

- **Management fees of $441M**
  - Down (5)% YoY primarily reflecting the run rate impact of late 2018 outflows and mix changes away from higher fee products, partially offset by higher average equity market levels
  - Up 5% QoQ primarily driven by higher average equity market levels and extra day count
- **FX trading services of $273M[10]**
  - Down YoY and QoQ by (13)% and (3)%, respectively, mainly due to lower market volatility
- **Securities finance of $126M**
  - Down (18)% YoY largely reflecting 2H18 balance sheet repositioning efforts
  - Up 7% QoQ mainly due to seasonal activity
- **Processing fees and other of $168M**
  - Up YoY reflecting $86M contribution from CRD[B]
  - Down (12)% QoQ largely driven by the absence of prior quarter market-related adjustments on employee long-term incentive plan and a tax advantaged lease sale, as well as lower CRD revenue due to revenue recognition standards

[A] Management fees, Markets and Other revenue was negatively impacted by FX translation when compared to 2Q18 by $7M. [B] CRD revenue of $86M in processing fees and other revenue is inclusive of fees associated with affiliates, including SSGA, of ~$4M, all of which is eliminated in consolidation for financial reporting purposes.
Refer to the Appendix included with this presentation for endnotes 1 to 20.

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Advancing our front-to-back strategy

CRD financial performance

2Q19 select metrics (Unconsolidated, $M)

CRD core financials	1Q19	2Q19
Revenue[A]	$99	$91
Operating expenses	41	46
Pre-tax income	58	45
New bookings[B]	6	31
STT expenses related to CRD		
Amortization costs	15	17
Acquisition and restructuring costs[C]	9	12

Continued strong client engagement

Active discussions with clients[D]

	STT & CRD	STT Only	CRD Only	New Prospect	Total
Clients engaged (#)[3]	54	68	4	16	**142**
Assets (~$T)[11]	25	16	< 1	< 1	**~ $41T**

Business growth and synergy milestones[12]

- Enhancing platform economics:
  - Expand suite of open architecture strategic alliances across fixed income, equities, multi-asset class and risk analytics solutions providers
- CRD Investment Management Solution recognized as the best buy-side portfolio management system[13]
- Co-marketing liquidity, FX and securities lending products to CRD clients; Beginning to incorporate Global Markets capabilities within CRD

Client momentum[1]

- One front-to-back client announcement, along with several prospects in exclusive negotiations
  - Strong front-to-back pipeline, including a mix of deal sizes and functionality
- Actively marketing two types of offerings:
  - Front-to-Back deals: CRD & STT services brought together in a strong value proposition
  - Fully interoperable deals: STT is a leading connector to third party providers

[A] CRD revenue of $91M include $86M in processing fees and other revenue (inclusive of fees associated with affiliates, including SSGA, of ~$4M, all of which is eliminated in consolidation for financial reporting purposes) and $5M in FX trading services. [B] CRD annual contract value bookings of $31M includes $25M of bookings with affiliates, including SSGA. Refer to endnote 3 for additional information. [C] Acquisition and restructuring costs of $12M mainly related to CRD [D] As of June 27, 2019.
Refer to the Appendix included with this presentation for endnotes 1 to 20.

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Revenue: NII and NIM decline driven by deposit balances and challenging U.S. market rate environment

NII and NIM[A]
($M)


Total revenue
$3,063
$2,932
$2,873
Servicing fees
Mgmt. fees, Markets and Other[9]
NII
$659
$673
$613
YoY -7%
QoQ -9%
2Q18
1Q19
2Q19
NII
Other revenue

NIM (%)	1.46%	1.54%	1.38%	YoY -8bps	QoQ -16bps

Average assets & deposits
($B)

	2Q18	1Q19	2Q19
Total assets	$224	$220	**$222**
Loans and leases (ex overdrafts)	19	19	**20**
Total investment securities	86	88	**90**
Total deposits	163	155	**157**
% Operational deposits	77%	78%	79%

2Q19 performance

NII of $613M

- Down YoY and QoQ by (7)% and (9)%, respectively, primarily driven by lower noninterest-bearing deposits, accelerated MBS premium amortization and lower long-end rates

NIM of 1.38%

- Down YoY and QoQ by (8)bps and (16)bps, respectively, mainly due to lower noninterest-bearing deposits and higher securities premium amortization

Balance sheet priorities

- **Deposit gathering** initiatives to build balances underway
  - Engaging with clients to convert from sweep vehicles to deposit products
  - Focusing on Alternatives and Insurance clients
- Target growth in **client lending** while increasing the size of the investment portfolio

[A] NII is presented on a GAAP-basis; NIM is presented on an FTE-basis. Refer to the Addendum for reconciliations of our FTE-basis presentation.
Refer to the Appendix included with this presentation for endnotes 1 to 20.

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Underlying expenses flat QoQ driven by disciplined cost management

Non-GAAP ex notable items and seasonal expenses[A]

Expenses ex notables and seasonal items
($M)



+2%,
+4% ex FX
+0%
$2,093
$2,133
$2,142
$1,064
$1,092B
$1,084
$321
$362
$365
$257
$242
$245
$108
$116
$115
$343
$321
$333
2Q18
1Q19
2Q19
Comp. & ben.
Info. sys.
Tran. processing
Occupancy
Other15

	2Q18	1Q19	2Q19
GAAP Exp	$2,170	$2,293	**$2,154**
Head-count	38,113	39,969	**39,483**

YoY: Underlying expenses up 2% including ~$65M of CRD costs, or down (1)% excluding CRD

- **Compensation and benefits** up 2% YoY primarily driven by CRD, and technology spend, partially offset by savings from resource discipline and process re-engineering[B]
- **Information systems and communications** up 14% YoY largely reflecting technology infrastructure investments
- **Transaction processing services** down (5)% YoY due to lower subcustody costs and brokerage volumes
- **Occupancy** up 6% YoY largely reflecting expansion of Global Hub footprint in 2H18, CRD, and prior year adjustments
- **Other** down (3)% YoY primarily reflecting lower insurance, professional services and travel costs[15]
- Total expenses were positively impacted by FX translation when compared to 2Q18 by $27M

QoQ: Underlying expenses flat

- **Compensation and benefits** down (1)% QoQ primarily due to lower performance-based incentive compensation and headcount
  - Headcount down (1)% QoQ and (2)% YTD due to previously announced hiring freeze and automation
- **Other** up 4% QoQ mainly driven by higher Foundation funding and professional services, partially offset by lower insurance[15]

[A] Quarterly underlying expenses, as presented, are calculated as expenses less notable and seasonal expense items; in comparison to 2Q18, underlying expense can further exclude CRD-related expenses; this is a non-GAAP presentation; refer to the Appendix for a reconciliation of underlying to GAAP expenses and further explanations of non-GAAP measures. [B] 1Q19 excludes $137M of seasonal expenses; refer to endnote 14 for details on savings from resource discipline and process re-engineering. Refer to the Appendix included with this presentation for endnotes 1 to 20.

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Expense Program increased to ~$400M, exceeding initial goal; ~$175M savings already realized YTD


Underlying Expenses[A,B] ($B)
IT
Operations
Business segments & other corporate functions
8.01
1.85
2.11
4.05
+10%
+3%
+8%
8.57
2.03
2.18
4.36
-1.5%
+9%
-8%
-3%
8.43
2.21
2.00
4.22
2017
2018[C]
2019E

2019 action plans

Resource discipline of ~$210M[14]

- Reduce senior pyramid by 15%
- Hiring freeze successful; strengthening internal talent growth and enabling mobility

Process re-engineering and automation of ~$190M[14]

- Further reduce high-cost location workforce by an additional 800, targeting a total of 2,300
- Realize benefits of Global Hubs; continue to rationalize high cost locations while enhancing client services

Simplifying our operating & IT model

Reassessment of technology cost structure

- Simplify our operating and technology model
- Reduce applications by 10% in 2019
- Reevaluate all technology development projects and rationalize non-core initiatives
- Reinvigorate IT department

Continue to reinvest in technology infrastructure and resiliency

[A] Underlying expenses are GAAP expenses less notable items and CRD-related expenses; Underlying expenses are non-GAAP measures; refer to the Appendix for a reconciliation of underlying to GAAP expenses and further explanations of non-GAAP measures. [B] Line items may not sum to total due to rounding. [C] Effects of the new revenue recognition standard (ASU 2014-09) increased FY2018 Total expenses by $272M. See "FY2019 Outlook" in the Appendix for additional information on our 2019 Expense Program.

Refer to the Appendix included with this presentation for endnotes 1 to 20.

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Investment portfolio & capital ratios Investment portfolio highlights Quarter-end capital ratios ($B, book value as of quarter-end) (%, Fully phased-in as of period-end) Capital Ratios16,17,18 97.5 13.0% $90.1 $92.0 $87.4 11.7% 11.6% 11.3% 11.5% 11.4% 16% 17% 10.8% Non-HQLA 39% 19% 8.1% 7.4% 7.6% 7.2% 6.9% 7.1% 7.2% 7.1% 6.4% 6.6% 6.7% 6.0% 6.2% 6.3% HQLA 61% 81% 84% 83% 4Q17 1Q182Q18 3Q18 4Q18 1Q19 2Q19 4Q17 4Q18 1Q19 2Q19 Tier 1 Leverage SLR Standardized CET1 19 Portfolio Metrics: • All key capital ratios support ongoing capital returns HTM % 42% 48% 46% 43% – Returned a total of $475M to shareholders in 2Q19, Duration 2.7 3.1 2.8 2.6 including $300M of common stock repurchases and $175M in common share dividends – Expect to repurchase $2.0B of common shares through end of 2Q20 and to increase quarterly dividend of 11% to $0.52 per share in 3Q194 Refer to the Appendix included with this presentation for endnotes 1 to 20. 12

Summary 2Q19 Financial performance • EPS of $1.42, or $1.45 excluding notablesA • Flat fee revenue sequentially • Underlying expenses flat sequentially driven by disciplined cost managementA – $175M expense savings already realized YTD – Headcount down (2)% YTD • Returned $475M to shareholders, consisting of $300M in share repurchases and $175M in dividends • Expect to repurchase $2.0B of common shares through end of 2Q20 and to increase quarterly dividend of 11% to $0.52 per share in 3Q194 Additional savings and sustainable efficiency initiatives underway for 2019 • Generate expense reductions across most categories of spend – Further expense actions now expected to generate savings of ~$400M, an increase of $50M • Reassess technology cost structure • Drive sustainable improvements in our operating model: – Technological: Simplify platforms to reduce costs, create agile organization – Process: Standardize and streamline global processes – Client: Standardize industry leading client solutions to maximize reliability and service A EPS excluding notable items and quarterly underlying expenses are non-GAAP measures; refer to the Appendix for a reconciliation of underlying to GAAP expenses and explanations of non-GAAP measures. 13

Appendix FY2019 Outlook 15 Medium-term financial targets 16 Reconciliation of underlying expenses 17 Endnotes 18 – 19 Forward-looking statements 20 Non-GAAP measures 21 Definitions 22 14

FY2019 Outlook

Increasing productivity savings from 4% to 4.5%, resulting in an underlying expense reduction of 1.5%[A]

Market and operating environment

- Slowing global growth
- Market forward interest rates, with rest of year including 2 Fed Fund rate cuts and long-end rates flat to current spot levels
- 2H19 daily average equity market levels flat to current levels
- Light flows and muted client activity

Expense management

($M)



Targeting ~1.5% reduction in underlying expenses, up from 1%A
$8,568
~(4.5)% productivity saves
~3% investments
~(1.5)%
~(1.0)%
~(2.0)%
~1.0%
~2.0%
CRD Expense
2018 Underlying ExpenseA
Resource Discipline (Headcount Oriented)
Resource Discipline (Non Headcount Oriented)
Process Re-engineering & Automations
Business Investments & Inflationary Costs
Technology Infrastructure
2019 Underlying Expense Target
Original plan
Additional actions

- Resource discipline expected to reduce expenses by ~$210M, an increase of $50M from original plan of ~$160M
- Process re-engineering & automation expected to reduce expenses by ~$190M
- Technology infrastructure related mainly to upgrades and continued modernization

[A] Underlying expenses are GAAP expenses less notable items, CRD-related expenses; Underlying expenses are non-GAAP measures; refer to the Appendix for a reconciliation of underlying to GAAP expenses and endnote 5 for additional information.

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Medium-term financial targetsA Our strategic priorities will deliver growth, drive innovation and enhance shareholder value Revenue growth 4–5% with CRD Pre-tax margin Further improve by an additional 2%pts EPS growth 10–15% ROE 12–15% Capital return Targeting total payout greater than or equal to 80%B A Financial targets to be met within a three-year time horizon ending 2021. Financial targets do not reflect items outside of the normal course of business. Revenue and EPS growth targets stated on a YoY basis. Pre-tax margin stated relative to 2018. B Payouts calculated over CCAR cycles. CCAR cycles run from mid-year to mid-year. Refer to endnote 20 for additional details. 16

Reconciliation of underlying expenses

Quarterly reconciliation

(Dollars in millions)	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19
Total expenses, GAAP basis	2,268	2,170	2,091	2,486	2,293	2,154
Less: Notable expense items:						
Repositioning charges:						
Compensation and employee benefits		(61)		(198)		
Occupancy		(16)		(25)		
Repositioning charges		(77)		(223)		
Acquisition and restructuring costs				(24)	(9)	(12)
Legal and related				(42)	(14)	
Business exit				(24)		
Total expenses, excluding notable items	2,268	2,093	2,091	2,173	2,270	2,142
Seasonal expenses	(148)				(137)	
Total expenses, excluding notable items and seasonal expense items	**2,120**	**2,093**	**2,091**	**2,173**	**2,133**	**2,142**
CRD expenses				(39)	(41)	(46)
CRD related expenses: intangible asset amortization costs				(18)	(15)	(17)
Total expenses, excluding notable items, seasonal expense items and CRD and CRD-related expenses	**2,120**	**2,093**	**2,091**	**2,116**	**2,077**	**2,079**

Year-end reconciliation

(Dollars in millions)	2017	2018
Total expenses, GAAP basis	8,269	9,015
Less: Notable expense items:		
Repositioning charges:		
Compensation and employee benefits		(259)
Occupancy		(41)
Repositioning charges		(300)
Acquisition and restructuring costs	(266)	(24)
Legal and related		(42)
Business exit		(24)
Total expenses, excluding notable items	**8,003**	**8,625**
CRD expenses		(39)
CRD related expenses: intangible asset amortization costs		(18)
Total expenses, excluding notable items and CRD and CRD-related expenses	**8,003**	**8,568**

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Endnotes 1 New asset servicing mandates, including announced front-to-back investment servicing clients, may be subject to completion of definitive agreements, approval of applicable boards and shareholders and customary regulatory approvals. New asset servicing mandates and servicing assets remaining to be installed in future periods exclude new business which has been contracted, but for which the client has not yet provided permission to publicly disclose and is not yet installed. These excluded assets, which from time to time may be significant, will be included in new asset servicing mandates and reflected in servicing assets remaining to be installed in the period in which the client provides its permission. Servicing mandates and servicing assets remaining to be installed in future periods are presented on a gross basis and therefore also do not include the impact of clients who have notified us during the period of their intent to terminate or reduce their relationship with State Street, which from time to time may be significant. New business in assets to be serviced is reflected in our AUC/A after we begin servicing the assets, and new business in assets to be managed is reflected in our AUM after we begin managing the assets. As such, only a portion of any new asset servicing and asset management mandates may be reflected in our AUC/A and AUM as of June 30, 2019. 2 Recognized Global Markets as the #1 FX provider to asset managers in the 2019 Euromoney (Real Money) FX Survey. 3 CRD revenue of $91M includes $86M in processing fees and other revenue and $5M in FX trading services. CRD annual contract value bookings represent signed annual recurring revenue contract value. CRD revenue of $86M in processing fees and other revenue includes project-related fees associated with affiliates, including State Street Global Advisors (SSGA), of ~$4M. CRD annual contract value bookings of $31M includes $25M of bookings with affiliates, including SSGA. CRD revenue derived from affiliate agreements is eliminated in consolidation for financial reporting purposes. Engagements defined as specific sales opportunities being actively pursued by STT/CRD sales teams. Institutions include asset owners, asset managers, alternative managers, insurance companies and wealth clients. Institutions may include the subsidiaries of a global institution. 4 State Street’s common stock and other stock dividends, including the declaration, timing and amount, remain subject to consideration and approval by State Street’s Board of Directors at the relevant times. State Street's $2B common stock repurchase authorization was effective beginning July 1, 2019 and covers the period ending June 30, 2020. Stock purchases may be made using various types of transactions, including open-market purchases, accelerated share repurchases or other transactions off the market, and may be made under Rule 10b5-1 trading programs. The timing of stock purchases, type of transaction and number of shares purchased will depend on several factors, including market conditions and State Street’s capital position, its financial performance, the amount of common stock issued as part of employee compensation programs and investment opportunities. The common stock purchase program does not have specific price targets and may be suspended at any time. 5 During 1Q19, we voluntarily changed our accounting method under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 323, Investments - Equity Method and Joint Ventures, for investments in low income housing tax credit from the equity method of accounting to the proportional amortization method of accounting. This change in accounting method has been applied retrospectively to all prior periods. Refer to the Form 8-K filed on March 5, 2019 for further details. 6 The index names listed in the table are service marks of their respective owners. 7 Industry data is provided for illustrative purposes only and is not intended to reflect the Company's or its clients' activity. Source: Investment Company Institute. Investment Company Institute (ICI) data includes funds not registered under the Investment Company Act of 1940. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while exchange-traded fund (ETF) data represents net issuance, which is gross issuance less gross redemptions. Data for mutual funds that invest primarily in other mutual funds and ETFs that invest primarily in other ETFs were excluded from the series. ICI classifies mutual funds and ETFs based on language in the fund prospectus. The long term fund flows reported by ICI are composed of North America Market flows mainly in Equities, Hybrids and Fixed Income Asset Classes. 2Q19 represents the three month period from April 2018 through June 2019, the last date for which information is available with June 2019 estimates. 8 Industry data is provided for illustrative purposes only and is not intended to reflect State Street’s or its clients' activity. Source: © Copyright 2019, Broadridge Financial Solutions, Inc. Funds of funds have been excluded from Broadridge data (to avoid double counting). Therefore a market total is the sum of all the investment categories excluding the three funds of funds categories (inhouse, ex- house and hedge). ETFs are included in Broadridge’s database on mutual funds, but this excludes exchange-traded commodity products that are not mutual funds. The long term fund flows reported by Broadridge are composed of EMEA Market flows mainly in Equities, Fixed Income, and Multi Asset Classes. 2Q19 represents the rolling three month period from March 2018 through May 2019, the last date for which information is available. 9 Management fees, Markets and Other revenue also includes securities gains/losses. In 2Q18, 1Q19 and 2Q19, securities gains/losses were $9M, $(1)M and $0M, respectively. 10 FX trading services includes Brokerage & other revenue. 11 Assets are approximate and indicative only and represents assets of institutions held at State Street and other external custodians. Assets exclude assets from asset owners and insurance companies. Available data based on one or more sources including company websites, industry research (including but not limited to MMD and P&I), and State Street data and analysis. These data and analyses are based on research from 2018 and 2019, and inherently include and involve assumptions, estimations and some omissions and therefore, in general, are to be treated as approximate, indicative and for illustrative purposes only. 12 Revenue synergies of $75-85M mainly represent opportunities to enhance the distribution of State Street products and capabilities to Charles River Development clients, cross sell Charles River Development into State Street client base, expand share of wallet across our combined client base, bundle services to clients seeking an integrated experience and expand combined and integrated capabilities into new client segments. Cost synergies of ~$55-65M are net of expenses and cost to achieve, excluding restructuring charges, on a pre-tax basis. 13 Awarded the 2019 Waters Ranking awards, which are selected exclusively by WatersTechnology readers, which span a range of buy- and sell-side investment professionals. 14 Process re-engineering and automation savings, as presented in this presentation, can include high-cost location workforce reductions, reducing manual/bespoke activities, reducing redundant activities, streamlining operational centers and moves to common platforms/retiring legacy applications. Resource discipline benefits, as presented in this presentation, can include reducing senior management headcount, rigorous performance management, vendor management and optimization of real estate. 15 Other includes other expenses and amortization of other intangible assets. 18

Endnotes 16 Unless otherwise noted, all capital ratios referenced on this slide and elsewhere in this presentation refer to State Street Corporation, or State Street, and not State Street Bank and Trust Company, or State Street Bank. The lower of capital ratios calculated under the Basel III advanced approaches and under the Basel III standardized approach are applied in the assessment of our capital adequacy for regulatory purposes. Refer to the Addendum included with this presentation for a further description of these ratios and for reconciliations applicable to State Street’s fully phased-in Basel III ratios. June 30, 2019 capital ratios are presented as of quarter-end and are preliminary estimates. 17 Estimated pro-forma fully phased-in ratios as of December 31, 2017 reflect capital and total risk-weighted assets calculated under the Basel III final rule. Refer to the Addendum included with this presentation for reconciliations of these estimated pro-forma fully phased-in ratios to our capital ratios calculated under the then applicable regulatory requirements. Effective January 1, 2018, the applicable final rules are in effect and the ratios presented are calculated based on fully phased-in CET1, Tier 1 and total capital numbers. 18 Estimated pro-forma fully phased-in SLRs as of December 31, 2017 (fully phased-in as of January 1, 2018, as per the phase-in requirements of the SLR final rule) are preliminary estimates as calculated under the SLR final rule. Refer to the Addendum included with this presentation for reconciliations of these estimated pro-forma fully phased-in SLRs to our SLRs under the then applicable regulatory requirements. Effective January 1, 2018, the applicable final rules are in effect and the ratios presented are calculated based on fully phased-in CET1, Tier 1 and total capital numbers. 19 CET1 ratio based on standardized approach. Standardized CET1, Tier 1 and Total capital ratios were binding for the period; CCAR results and capital plan are subject to regulatory non-objection, including on the basis of annual CCAR process conducted by the Board of Governors of the Federal Reserve System. CCAR cycles run from mid-year to mid-year. 20 Subject to regulatory non-objection, including on the basis of annual CCAR process conducted by the Board of Governors of the Federal Reserve System. CCAR cycles run from mid-year to mid-year. 19

Forward-looking statements This presentation (and the conference call referenced herein) contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our business, financial and capital condition, results of operations, strategies, the financial and market outlook, dividend and stock purchase programs, governmental and regulatory initiatives and developments, expense reduction programs, new client business, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “outlook,” “guidance,” “expect,” “priority,” “objective,” “intend,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “will,” “trend,” “target,” “strategy” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this presentation is first issued. Important factors that may affect future results and outcomes include, but are not limited to: the financial strength of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposures or to which our clients have such exposures as a result of our acting as agent, including as an asset manager or securities lending agent; increases in the volatility of, or declines in the level of, our NII, changes in the composition or valuation of the assets recorded in our consolidated statement of condition (and our ability to measure the fair value of investment securities) and changes in the manner in which we fund those assets; the volatility of servicing fee, management fee, trading fee and securities finance revenues due to, among other factors, the value of equity and fixed-income markets, market interest and foreign exchange rates, the volume of client transaction activity, competitive pressures in the investment servicing and asset management industries, and the timing of revenue recognition with respect to processing fees and other revenues; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits; the liquidity of the assets on our balance sheet and changes or volatility in the sources of such funding, particularly the deposits of our clients; and demands upon our liquidity, including the liquidity demands and requirements of our clients; the level and volatility of interest rates, the valuation of the U.S. dollar relative to other currencies in which we record revenue or accrue expenses and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; and the impact of monetary and fiscal policy in the U.S. and internationally on prevailing rates of interest and currency exchange rates in the markets in which we provide services to our clients; the credit quality, credit-agency ratings and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of such securities and the recognition of an impairment loss in our consolidated statement of income; our ability to attract deposits and other low-cost, short-term funding; our ability to manage the level and pricing of such deposits and the relative portion of our deposits that are determined to be operational under regulatory guidelines; and our ability to deploy deposits in a profitable manner consistent with our liquidity needs, regulatory requirements and risk profile; the manner and timing with which the Federal Reserve and other U.S. and non-U.S. regulators implement or reevaluate the regulatory framework applicable to our operations (as well as changes to that framework), including implementation or modification of the Dodd-Frank Act and related stress testing and resolution planning requirements, implementation of international standards applicable to financial institutions, such as those proposed by the Basel Committee and European legislation (such as UCITS V, the Money Market Fund Regulation and MiFID II / MiFIR); among other consequences, these regulatory changes impact the levels of regulatory capital, long-term debt and liquidity we must maintain, acceptable levels of credit exposure to third parties, margin requirements applicable to derivatives, restrictions on banking and financial activities and the manner in which we structure and implement our global operations and servicing relationships. In addition, our regulatory posture and related expenses have been and will continue to be affected by heightened standards and changes in regulatory expectations for global systemically important financial institutions applicable to, among other things, risk management, liquidity and capital planning, resolution planning and compliance programs, as well as changes in governmental enforcement approaches to perceived failures to comply with regulatory or legal obligations; adverse changes in the regulatory ratios that we are, or will be, required to meet, whether arising under the Dodd-Frank Act or implementation of international standards applicable to financial institutions, such as those proposed by the Basel Committee, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in the calculation of our capital or liquidity ratios that cause changes in those ratios as they are measured from period to period; requirements to obtain the prior approval or non-objection of the Federal Reserve or other U.S. and non-U.S. regulators for the use, allocation or distribution of our capital or other specific capital actions or corporate activities, including, without limitation, acquisitions, investments in subsidiaries, dividends and stock repurchases, without which our growth plans, distributions to shareholders, share repurchase programs or other capital or corporate initiatives may be restricted; changes in law or regulation, or the enforcement of law or regulation, that may adversely affect our business activities or those of our clients or our counterparties, and the products or services that we sell, including, without limitation, additional or increased taxes or assessments thereon, capital adequacy requirements, margin requirements and changes that expose us to risks related to the adequacy of our controls or compliance programs; economic or financial market disruptions in the U.S. or internationally, including those which may result from recessions or political instability; for example, the U.K.'s exit from the European Union or actual or potential changes in trade policy, such as tariffs or bilateral and multilateral trade agreements; our ability to create cost efficiencies through changes in our operational processes and to further digitize our processes and interfaces with our clients, any failure of which, in whole or in part, may among other things, reduce our competitive position, diminish the cost-effectiveness of our systems and processes or provide an insufficient return on our associated investment; our ability to promote a strong culture of risk management, operating controls, compliance oversight, ethical behavior and governance that meets our expectations and those of our clients and our regulators, and the financial, regulatory, reputational and other consequences of our failure to meet such expectations; the impact on our compliance and controls enhancement programs associated with the appointment of a monitor under the deferred prosecution agreement with the DOJ and compliance consultant appointed under a settlement with the SEC, including the potential for such monitor and compliance consultant to require changes to our programs or to identify other issues that require substantial expenditures, changes in our operations, payments to clients or reporting to U.S. authorities; the results of our review of our billing practices, including additional findings or amounts we may be required to reimburse clients, as well as potential consequences of such review, including damage to our client relationships or our reputation and adverse actions or penalties imposed by governmental authorities; our ability to expand our use of technology to enhance the efficiency, accuracy and reliability of our operations and our dependencies on information technology; to replace and consolidate systems, particularly those relying upon older technology, and to adequately incorporate resiliency and business continuity into our systems management; to implement robust management processes into our technology development and maintenance programs; and to control risks related to use of technology, including cyber-crime and inadvertent data disclosures; our ability to address threats to our information technology infrastructure and systems (including those of our third-party service providers), the effectiveness of our and our third party service providers' efforts to manage the resiliency of the systems on which we rely, controls regarding the access to, and integrity of, our and our clients' data, and complexities and costs of protecting the security of such systems and data; the results of, and costs associated with, governmental or regulatory inquiries and investigations, litigation and similar claims, disputes, or civil or criminal proceedings; changes or potential changes in the amount of compensation we receive from clients for our services, and the mix of services provided by us that clients choose; the large institutional clients on which we focus are often able to exert considerable market influence and have diverse investment activities, and this, combined with strong competitive market forces, subjects us to significant pressure to reduce the fees we charge, to potentially significant changes in our AUC/A or our AUM in the event of the acquisition or loss of a client, in whole or in part, and to potentially significant changes in our revenue in the event a client re-balances or changes its investment approach, re-directs assets to lower- or higher-fee asset classes or changes the mix of products or services that it receives from us; the potential for losses arising from our investments in sponsored investment funds; the possibility that our clients will incur substantial losses in investment pools for which we act as agent, the possibility of significant reductions in the liquidity or valuation of assets underlying those pools and the potential that clients will seek to hold us liable for such losses; and the possibility that our clients or regulators will assert claims that our fees, with respect to such investment products, are not appropriate; our ability to anticipate and manage the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; the credit agency ratings of our debt and depositary obligations and investor and client perceptions of our financial strength; adverse publicity, whether specific to us or regarding other industry participants or industry-wide factors, or other reputational harm; our ability to control operational risks, data security breach risks and outsourcing risks, our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; changes or potential changes to the competitive environment, due to, among other things, regulatory and technological changes, the effects of industry consolidation and perceptions of us as a suitable service provider or counterparty; our ability to complete acquisitions, joint ventures and divestitures including, without limitation, our ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; the risks that our acquired businesses, including, without limitation, our acquisition of Charles River Development, and joint ventures will not achieve their anticipated financial, operational and product innovation benefits or will not be integrated successfully, or that the integration will take longer than anticipated; that expected synergies will not be achieved or unexpected negative synergies or liabilities will be experienced; that client and deposit retention goals will not be met; that other regulatory or operational challenges will be experienced; and that disruptions from the transaction will harm our relationships with our clients, our employees or regulators; our ability to integrate Charles River Development's front office software solutions with our middle and back office capabilities to develop a front-to-middle-to-back office platform that is competitive, generates revenues in line with our expectations and meets our clients' requirements; our ability to recognize evolving needs of our clients and to develop products that are responsive to such trends and profitable to us; the performance of and demand for the products and services we offer; and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; our ability to grow revenue, manage expenses, attract and retain highly skilled people and raise the capital necessary to achieve our business goals and comply with regulatory requirements and expectations; changes in accounting standards and practices; and the impact of the U.S. tax legislation enacted in 2017, and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non- U.S. tax authorities that affect the amount of taxes due. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2018 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this presentation is first issued, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time. 20

Non-GAAP measures In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non- GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "underlying expenses", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items and expenses related to our Charles River Development acquisition (completed in October 2018). Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. Refer to the Addendum for reconciliations of our non-GAAP financial information. To access the Addendum go to http://investors.statestreet.com and click on “Filings & Reports – Quarterly Earnings”. 21

Definitions AUC/A Assets under custody and/or administration AUM Assets under management Barclays Agg Barclays Agg represents Barclays Global Aggregate Bond Index Bps Basis points, with one basis point representing one hundredth of one percent CCAR Comprehensive Capital Analysis and Review CET1 Common equity tier 1 ratio CRD Charles River Development Diluted earnings per share (EPS) Net income available to common shareholders divided by diluted average common shares outstanding for the noted period EM Emerging markets EOP End of period ETF Exchange-traded fund Fee operating leverage Rate of growth of total fee revenue less the rate of growth of expenses, relative to the successive prior year period, as applicable FX Foreign exchange FY Full-year GAAP Generally accepted accounting principles in the United States HTM Held-to-maturity HQLA High quality liquid assets Medium-term targets Financial targets defined as targets to be met by year-end 2021 Net interest income (NII) Income earned on interest bearing assets less interest paid on interest bearing liabilities. Net interest margin (NIM) Net interest income divided by average interest-earning assets nm Not meaningful Operating leverage Rate of growth of total revenue less the rate of growth of total expenses, relative to the successive prior year period, as applicable Payout ratio Total payout ratio is equal to common stock dividends and common stock purchases as a percentage of net income available to common shareholders Pre-tax operating margin Income before income tax expense divided by total revenue %P ts Percentage points is the difference from one percentage value subtracted from another Quarter-over-quarter (QoQ) Sequential quarter comparison Return on equity (ROE) Net income less dividends on preferred stock divided by average common equity Seasonal Expenses Seasonal deferred incentive compensation expenses for retirement-eligible employees and payroll taxes SSGA State Street Global Advisors T1L Tier 1 leverage ratio Year-over-year (YoY) Current period compared to the same period a year ago Year-to-date (YTD) The cumulative amount of time within a fiscal year up to the end of the quarter indicated (i.e., 2Q19YTD is equivalent to the six months ended June 30, 2019) 22